UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a - 101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
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EXPRESS-1 EXPEDITED SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EXPRESS-1 EXPEDITED SOLUTIONS, INC.
3399 South Lakeshore Drive, Suite 225
Saint Joseph, Michigan 49085
(269) 429-9761
Internet Site: www.express-1.com

April 20, 2010

Dear Fellow Stockholders:

On behalf of the Board of Directors of Express-1 Expedited Solutions, Inc. we invite you to join us at the Annual Meeting of Stockholders, which will be held in the Express-1 Training Center, located at 441 Post Road, Buchanan, MI 49107 at 4:00 p.m. Eastern Daylight Time (EDT), on Wednesday, June 9, 2010.

At the Meeting, you will be asked to:

1. Elect two directors of the Company;

2. Ratify the appointment of Pender Newkirk & Company LLP, as independent registered certified public accountants for the year ending December 31, 2010; and

3. Act upon such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record on April 15, 2010, will be entitled to vote at the meeting or any adjournments thereof. The stock transfer books will not be closed.

We hope that you will be able to attend the Meeting, and we urge you to read the enclosed Proxy Statement before voting. Whether you plan to attend or not, we encourage you to complete, sign, date and return the enclosed proxy as promptly as possible in order that your shares are represented at the Meeting. We look forward to seeing you at the Meeting.

Sincerely,

Michael R. Welch
Director and Chief Executive Officer

EXPRESS-1 EXPEDITED SOLUTIONS, INC.
3399 South Lakeshore Drive
Saint Joseph, Michigan 49085
April 20, 2010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 9, 2010

To the Stockholders of Express-1 Expedited Solutions, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Express-1 Expedited Solutions, Inc. will be held in the Express-1 Training Center located at 441 Post Road, Buchanan, MI 49107 at 4:00 p.m. Eastern Daylight Time (EDT), on Wednesday, June 9, 2010 for the purpose of considering and voting upon the following matters:

(1) To elect two members of our board of directors;

(2) To ratify the appointment of Pender Newkirk & Company LLP as the independent registered certified public accounting firm for the year ending December 31, 2010;

(3) To transact such other business as may properly come before the Meeting.

These items are more fully described in the accompanying Proxy Statement, which is hereby made a part of this Notice of the Annual Meeting of Stockholders. The Board has fixed the close of business on April 15, 2010, as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, is enclosed. The Report is not a part of the proxy soliciting material enclosed with this Notice.

Important Notice Regarding the Availability of Proxy Material for the Shareholder Meeting to be Held on June 9, 2010 — The proxy statement and annual report on Form 10-K are available on the Internet at www.investorvote.com/xpo.

BY ORDER OF THE BOARD,

Michael R. Welch
Director and Chief Executive Officer

St. Joseph, Michigan
April 20, 2010

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage-prepaid if mailed in the United States) is enclosed for your convenience. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares. Additionally, in order to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board of Directors is furnishing you with this Proxy Statement to solicit proxies on its behalf to be voted at the Annual Meeting or any adjournment thereof. The Annual Meeting will be held in the Express-1, Inc. Training Center located at 441 Post Road, Buchanan, Michigan 49107, on June 9, 2010, at 4:00 PM EDT.

The Notice of Annual Meeting, Proxy Statement, the 2009 Annual Report on Form 10-K and the proxy card are being mailed to stockholders on or about April 26, 2010. These same materials are available on the Internet at: www.investorvote.com/XPO. All properly executed written proxies that are received by the Board of Directors will be voted as directed by the stockholders at the Annual Meeting. Each person who is an Express-1 Expedited Solutions, Inc. stockholder of record at the close of business on April 15, 2010, the record date, is entitled to vote at the Annual Meeting or any adjournments thereof. Each stockholder is entitled to one vote for each share of common stock held on the record date.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

1.	Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting and at any adjournment or postponement thereof.

2.	What items of business will be voted on at the Annual Meeting?

The items of business expected to be voted on at the Annual Meeting are as follows:

•	Election of two directors by the holders of our common stock (Proposal 1); and

•	Ratification of the appointment of Pender Newkirk LLP as our independent registered certified public accounting firm for the year ending December 31, 2010 (Proposal 2).

3.	What are my voting choices?

You may vote FOR or WITHHOLD authority from voting, on any or all nominees for election as directors. You may vote FOR or AGAINST or you may ABSTAIN from voting on any other matter to be voted on at the Annual Meeting. Your shares will be voted as you specifically instruct. If you sign your proxy or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matters that properly come before the meeting.

4.	How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares FOR each of its two nominees for election to the board, and FOR ratification of Pender Newkirk & Company LLP as our independent registered certified public accounting firm.

5.	What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

To conduct business at the Annual Meeting, a quorum consisting of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, must be represented. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

The following are the voting requirements applicable to the matters to be presented for stockholder action at the Annual Meeting:

Proposal 1 — Election of two directors.  The election of directors requires the plurality vote of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote, therefore abstentions, broker non-votes or the failure to either return a proxy or to attend the Meeting will have no effect on the election of directors. Brokers or other holders of record do not have discretionary voting power to vote on this proposal.

Proposal 2 — Ratification of Auditor Selection.  The ratification of Pender Newkirk & Company LLP as our independent registered certified public accounting firm for the year ending December 31, 2010 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote, therefore abstentions count against the proposal, whereas broker non-votes or the failure to either return a proxy or to attend the Meeting will have no effect on the ratification of Pender Newkirk & Company LLP. Brokers or other holders of record have discretionary voting power to vote on this proposal.

6.	Could other matters be decided at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If you have returned a signed and completed proxy card and other matters are properly presented at the Annual Meeting for consideration, the Board of Directors has granted discretionary authority to Michael R. Welch as an officer of the Company, to vote on those matters for you.

7.	Is my vote confidential?

Yes. All proxy cards, ballots or voting instructions delivered to our transfer agent, Computershare will be kept confidential.

8.	Where can I find the results of the voting?

We intend to announce preliminary voting results at the Annual Meeting and will publish final results through an 8-K report filed with the Securities and Exchange Commission (the “SEC”) within two days of the election. The report will be available on the Internet at: www.express-1.com.

9.	Who is entitled to attend and vote at the Annual Meeting?

Stockholders as of the close of business on the record date, April 15, 2010, are entitled to attend and vote at the Annual Meeting or any adjournment thereof. As of that date, 32,035,218 shares of common stock were issued and outstanding. You may vote all shares owned by you on the record date, including (a) shares held directly in your name as the stockholder of record, and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee.

10.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, for those shares, to be the “stockholder of record.” The Notice of Annual Meeting, Proxy Statement, 2009 Annual Report on Form 10-K and proxy card documents have been sent directly to you. If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice of Annual Meeting, Proxy Statement, 2009 Annual Report on Form 10-K and proxy card have been forwarded to you by your broker, bank or other holder of record who is considered, for those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet.

11.	How do I vote?

You may vote using any of the following methods:

•	By Mail. Vote by marking, signing, dating and returning a proxy card. To vote for the Company’s nominees, mark, sign, date, and return the enclosed proxy card in the accompanying envelope.

•	Via the Internet or Telephone. Vote via the Internet or telephone in accordance with the instructions on your proxy card.

•	In Person. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.

12.	May I change my vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•	Written notice to the Company (Attention: Chief Executive Officer, 3399 South Lakeshore Drive, Saint Joseph, Michigan 49085);

•	Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet; or

•	Vote by ballot at the Annual Meeting.

Attendance at the Meeting, however, will not itself constitute the revocation of a proxy. You may obtain a legal proxy as described in the answer to the previous question. All shares that have been properly voted and not revoked will be counted at the Annual Meeting.

13.	What is the deadline to vote?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. If you hold shares as the beneficial owner, please follow the voting instructions provided by your broker, trustee or other nominee.

14.	Who will count the vote?

Representatives of our transfer agent, Computershare, will tabulate the votes. John Welch, who serves as the Secretary of the Board of Directors and Interim Chief Financial Officer, will act as inspector of election.

15.	When and where is the Annual Meeting?

The Annual Meeting will be held in the Express-1, Inc. Training Center located at 441 Post Road, Buchanan, Michigan 49107, on Wednesday, June 9, 2010, at 4:00 p.m. EDT.

16.	Who can attend the Annual Meeting?

You are entitled to attend the Annual Meeting if you were a stockholder at the close of business on April 15, 2010, or you hold a valid proxy to vote at the Annual Meeting.

The meeting will begin promptly at 4:00 p.m. EDT. Check-in will begin at 3:30 p.m. and you should allow ample time for check-in procedures.

17.	What is the deadline to submit stockholder proposals to be included in the proxy materials for next year’s Annual Meeting of Stockholders?

Under the rules of the SEC and our bylaws, in order to be considered for inclusion in next year’s proxy statement, all stockholder proposals must be submitted in writing by January 1, 2011 to Express-1 Expedited Solutions, Inc. 3399 South Lakeshore Drive, Suite 225, Saint Joseph, Michigan 49085, Attention: Chief Executive

Officer. The notice should contain the text of any proposal, the name and address of the stockholder as they appear in the books of the Company, the number of common shares of the Company that are beneficially owned by the stockholder, and any material interest of the stockholder in such business.

18.	How does a stockholder recommend or nominate someone to be considered for election as a director of the Company?

Any member of the Board of Directors or any stockholder or group of stockholders entitled to vote in an election meeting and who is a stockholder of record at the time of making any such notice may nominate or recommend any person as a nominee for director by submitting such recommendation or notice of nomination in writing to the Chairman of the Nominating Committee. Candidates recommended by stockholders will be considered for appointment to the board. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

1. The name of the stockholder and evidence of the person’s ownership of our common stock, including the number of shares owned and the length of time of ownership; and

2. The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board of Directors.

The stockholder recommendation and information described above must be addressed to our Chief Executive Officer at 3399 South Lakeshore Drive, Suite 225, Saint Joseph, Michigan 49085, and must be received by our Chief Executive Officer not less than 120 calendar days before the date of the proxy statement we released to our shareholders in connection with our previous year’s annual meeting. If, however, we did not hold an annual meeting the previous year, or if the date of the annual meeting to which the recommendation applies has been changed by more than 30 days from the anniversary date of our most recent annual meeting of stockholders, then the recommendation and information must be received not later than the close of business on the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of the meeting is made, whichever occurs first.

19.	Who pays the solicitation expenses for this Proxy Statement and related Company materials?

The Company pays the cost of this solicitation. Executive officers and other employees of the Company may solicit proxies, without additional compensation, personally and by telephone and other means of communication. The Company will reimburse brokers and other persons holding Common Stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxies and proxy materials to beneficial owners.

20.	What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Notice of Annual Meeting, Proxy Statement, and 2009 Annual Report on Form 10-K, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our Notice of Annual Meeting, Proxy Statement and 2009 Annual Report on Form 10-K, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Computershare in writing at:

Computershare Investor Services
250 Royall Street
Canton, MA 02021

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting, Proxy Statement and 2009 Annual Report on Form 10-K, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact Computershare as indicated above.

Beneficial owners can request information about householding from their banks, brokers or other holders of record.

We will furnish, without charge, a copy of the Annual Report on Form 10-K, including financial statements and schedules thereto (but not including exhibits) to each of our stockholders of record on April 15, 2010, and to each beneficial stockholder on that date upon written request made to the Chief Executive Officer, Express-1 Expedited Solutions, Inc., 3399 South Lakeshore Drive, Suite 225, Saint Joseph, Michigan 49085. The phone number is (269) 429-9761.

21.	What should I do if I receive more than one set of proxy materials?

You may receive more than one set of proxy materials, including multiple proxies or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy and voting instruction card that you receive.

22.	Can I receive an electronic delivery of proxy material and annual reports?

Yes, this Proxy Statement, the accompanying Notice of Annual Meeting, the Company’s 2009 Annual Report on Form 10K and the Proxy Card are available in the Internet at: www.investorvote.com/XPO.

(PROPOSAL 1)

ELECTION OF DIRECTORS

Two directors are to be elected at the Meeting. The nominees of the Board are set forth below, as are the members of the Board who are not up for reelection at this meeting. The members of the Board that are up for re-election have each been nominated to continue to serve as directors of the Company. In the event any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the Board to fill the vacancy. If additional persons are nominated for election as directors, then the proxy holders intend to vote all proxies received by them for the nominees listed below unless instructed otherwise. As of the date of this Proxy Statement, the Company is not aware of any nominee who is unable or who will decline to serve as a director, if elected.

Our Board currently serves under staggered three-year terms of service, under which a portion of our board members are up for re-election in conjunction with our annual meeting each year. At the upcoming meeting to be held on June 9, 2010 the terms of our Class III directors, Mrs. Jennifer H. Dorris and Mr. John F. Affleck-Graves will expire and each of these Board members is up for re-election. Our Class I Directors, Messrs. Michael R. Welch, Jay N. Taylor and Daniel Para, serve for terms that will expire in conjunction with our annual meeting in 2011. Our Class II directors, Messrs James J. Martell and Calvin (“Pete”) R. Whitehead, serve for terms to expire in conjunction with our annual meeting in 2012.

Nominees

Set forth below are the names, ages, positions and offices held and a brief description of the business experience during the past five years of each person nominated to serve or currently serving as a director of the Company.

•	John F. Affleck-Graves, age 59, currently serves as a Director of the Company and was appointed to this position in October 2006. Dr. Affleck-Graves currently serves as Executive Vice President (EVP) at the University Of Notre Dame. In his position at Notre Dame, Dr. Affleck-Graves is responsible for administration of the University’s $1 billion annual operating budget and an endowment of more than $5.9 billion.

He is also responsible for the University’s workforce of more than 4,000 employees, and he oversees the University’s construction program. Prior to becoming EVP, in 2004, Dr. Affleck-Graves served for three years as vice president and associate provost at the University. He served on the Notre Dame faculty from 1986 to 2000, the final three years as chairman of the Department of Finance and Business Economics. Dr. Affleck-Graves taught from 1975 to 1986 at the University of Cape Town, where he earned bachelor, master and doctoral degrees. In addition to his work at Notre Dame, Dr. Affleck-Graves has served as a consultant for numerous companies including Allied Signal, Merck, Old Mutual, Pharmacia and Upjohn. In recent years he has served on the boards of Student Loan Corporation and St Joseph’s Capital Bank. He is the author of more than 50 articles that deal with aspects of initial public offerings, valuation and asset pricing models, and shareholder value-added methodology.

•	Jennifer H. Dorris, age 42, currently serves as a Director of the Company and also serves as the Chairperson of the Audit Committee. Mrs. Dorris was initially appointed as a Director in April 2005. Mrs. Dorris has extensive experience in building an effective financial team in a high-growth environment, implementing financial systems, integrating acquisitions and centralizing accounting functions. She currently serves as the President of Prommis Solutions, a leading provider of outsourced foreclosure and bankruptcy processing services to law firms on behalf of their mortgage servicers. Great Hill Partners, the majority owner, is a Boston-based private equity firm with $1.5 billion of capital under management. Mrs. Dorris previously served as Chief Financial Officer of Great Hill Partners and managed all the corporate finance and human resource functions including financial reporting, budgeting, financial acquisition diligence, annual audits and tax compliance. Mrs. Dorris has led and managed the financial diligence of numerous acquisitions throughout her career. Mrs. Dorris has also developed acquisition pipelines to stimulate fast growth in acquisitive companies. Previously, Mrs. Dorris was the Chief Financial Officer of Smartmail, LLC. Ms. Dorris was instrumental in Smartmail achieving its strategic goals by pursuing and attaining growth initiatives, building an exceptional financial team, and completing and integrating strategic acquisitions. Previous to this, Mrs. Dorris was the Vice President and Controller for WebMD were she led the centralization of over 20 acquired entities into a common system financial platform. While at WebMD, Mrs. Dorris prepared the Company to go public, was instrumental in the S-1 filing and subsequent SEC reporting. Mrs. Dorris’ background also includes public accounting and has been a CPA licensed in Georgia since 1996. Mrs. Dorris holds a M.B.A. in Finance and a B.A. in accounting from Georgia State University.

Board Recommendation

The Board recommends that the Stockholders vote FOR the election of John F. Affleck-Graves and Jennifer H. Dorris to the Board of Directors.

Other Directors

Independent Directors

•	James J. Martell, age 55, is a Director of the Company and serves as the Chairman of the Board for the Company. Mr. Martell was initially appointed as a Director in January 2005. Mr. Martell has 30 years of experience in the transportation and logistics sector and related industries. Mr. Martell has served as an Independent Operating Executive to companies operating in the transportation and logistics sector and related industries from 2004 to the present. From 1999 through 2004, Mr. Martell served as chief executive officer for Smartmail Services, Inc., a high-volume shipper of flats and parcels for corporate mailings. In 2004, Smartmail was acquired by Deutsche Post AG, ending Mr. Martell’s tenure as chief executive officer. From 1993 to 1998, Mr. Martell served as executive vice president of Americas for UTI Worldwide Inc.; a publicly traded non-asset based global integrated logistics company with gross revenues in excess of $500 million in 1998. From 1990 to 1993, Mr. Martell held the position of international vice president and chief executive officer of Burlington Air Express Canada. From 1985 to 1989, Mr. Martell served as general manager/senior manager of Federal Express Canada Limited, and its predecessor companies, where he managed the creation of Federal Express Corporation’s Canadian operation. From 1979 to 1985, Mr. Martell served as regional manager for industrial engineering at Federal Express Corporation, and from 1975 to 1979, he was station/city manager for United Parcel Service, Inc. Mr. Martell currently serves as a director of several privately held companies and trade groups including Vision Holdings Logistics, 3PD, Ozburn-Hessey Logistics and Cirrus Air Craft. Mr. Martell received his B.S. in Business Administration from Michigan Technological University and has completed coursework towards a Masters of Education from Brock University. Since January 2010, Mr. Martell serves on the Board of Directors of Mobile Mini, Inc. (NASDAQ:MINI), in which he serves as a member of the Audit, Compensation, and Nomination Committees.

•	Calvin R. Whitehead, age 62, currently serves as a Director of the Company and serves as the Chairperson of the Nominating and Compensation Committees. Mr. Whitehead was initially appointed as a Director in January 2005. Mr. Whitehead is a retired former President of Atlantic Automotive Components, a joint venture of Ford/Visteon and Venture Industries, in Benton Harbor Michigan. While serving as president from 1995 to 2003, Mr. Whitehead oversaw revenue growth from $18 million to over $90 million. From 1992 — 1995 Mr. Whitehead was the General Manufacturing Manager for Toledo Molding and Die and was responsible for 4 manufacturing plants and corporate quality. From 1967-1992 Mr. Whitehead held various management positions within Ford Motor Company, both in manufacturing and engineering in the U.S. and in Europe. Mr. Whitehead received his Bachelor of Science degree in Business Management from Virginia Polytechnic Institute. Mr. Whitehead was a past member of the Audit Committee.

•	Jay N. Taylor, age 62, currently serves as a Director of the Company and as a member of the Audit and Acquisition Committees. Mr. Taylor was initially appointed as a Director in March 2004. Mr. Taylor co-founded Capital Resource Partners, Inc. in 1998 as an investment-banking firm focused on providing merger and acquisition services to the transportation and logistics industry. He has represented many transportation buyers and sellers and evaluated dozens of trucking and logistics companies. In 1995, Mr. Taylor was co-founder, President and CEO of Ampace Corporation, which was an asset-based, publicly traded trucking company serving Fortune 500 shippers. Before that he was Senior Vice President of Country Wide Truck Service, Inc., Senior Vice President of Tri-State Motor Transit, Inc., both public companies and a management consultant focused on trucking company operating performance improvement. From 1979 to 1987, Mr. Taylor was a Vice President of Schneider National, Inc. responsible for marketing, planning and business development for the largest truckload carrier in North America. He was also General Manager of Schneider’s western division. Mr. Taylor received his MBA from the University of Iowa in finance and his BS from Iowa State University, concentrating in transportation.

Directors that are not Independent

•	Michael R. Welch, age 47, joined the Company, in August of 2004 as President and was appointed to the Board of Directors at that time. Mr. Welch was appointed CEO of the Company in June 2005. Mr. Welch’s primary focus is on providing executive leadership and further expanding the Company’s footprint within the market place for premium transportation and logistics services. Mr. Welch has been involved in the transportation industry for over twenty years with expertise in the expediting industry. In 1989 Mr. Welch co-founded Express-1, Inc., a Midwest based expedited carrier, which grew to a $50 million dollar company, and now serves as one of our operating companies. Mr. Welch has a Bachelor of Science degree in Industrial Marketing from Western Michigan University.

•	Daniel Para, Daniel Para, age 57, currently serves as a Director of the Company and as the Director of Business Development. Mr. Para was initially appointed as a Director in January 2008. Mr. Para founded Concert Group Logistics, LLC in 2001 and successfully built a business generating over $47 million in revenue annually through 24 independently owned stations. Prior to the sale of the assets of Concert Group Logistics LLC to Concert Group Logistics, Inc. a wholly owned subsidiary of Express-1 Expedited Solutions, Inc. in January of 2008, Mr. Para served as its CEO. Mr. Para was formerly the President and COO of Seko Worldwide, Inc. from 1976 to 1997. In 1997, US Freightways, Inc. purchased Seko Worldwide, Inc. Mr. Para’s career continued as the President, CEO and Group President of USF Worldwide Division of US Freightways, Inc. from 1998 to 2000. Mr. Para is currently a Founder and Board Member of Burr Ridge Bank & Trust and a partner in Para Brothers, LLC, which focuses on strategic investments in commercial real estate

The CEO’s brother, John Welch, was appointed as the Interim Chief Financial Officer for the Company on April 19, 2010. John Welch served as the Corporate Controller prior to this appointment. No arrangement or understanding exists between any executive officer or director and any other person pursuant to which any executive officer was selected as an executive officer of the Company or any director was appointed to the Company’s board. Executive officers of the Company are elected or appointed by the Board and hold office until their successors are elected or until their death, resignation or removal.

Corporate Governance

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing the management of Company risks. The Board regularly reviews information regarding the Company’s financial position, profitability, capital, liquidity and operations, as well as the risks associated with each. The Audit Committee oversees the management of financial risks. The Nominating Committee manages risks associated with management including the independence of the Board. The Company’s Compensation Committee is responsible for the oversight of risks related to the Company’s executive and director compensation plans. While each committee is responsible for the evaluation of certain risks and the oversight of the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Board of Directors

Director Attendance at Annual Meetings and Board Meetings

It is our policy that directors are invited and encouraged to attend our Annual Meetings. All directors attended our last Annual Meeting, and are expected to attend the Meeting this year.

During the year ended December 31, 2009, the Board met four times. All Board and committee members attended 75% or more of the meetings. The Board is currently comprised of Jim Martell, Jay Taylor, Pete Whitehead, Jennifer Dorris, John Affleck-Graves, Dan Para and Mike Welch.

Director Independence

The Board has determined that all of the members of the Board, other than Mr. Welch and Mr. Para are “independent” as that term is defined in the NYSE AMEX Equities Rules. Mr. Welch is not considered independent because he serves as the chief executive officer of the Company. Mr. Para is not considered independent because he serves as the Company’s Director of Business Development. As required under applicable NYSE AMEX Equities Rules, the Company’s independent directors meet regularly in executive sessions at which only they are present.

Stockholder Communication with the Board

The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board of Directors (or the non-management directors as a group) or any committee of the Board of Directors by mail. Correspondence to the entire Board of Directors, any individual director or any group or committee of directors should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Chief Executive Officer, 3399 South Lakeshore Drive, Suite 225, Saint Joseph, Michigan 49085.

All communications received as set forth in the preceding paragraph will be opened by the office of our Chief Executive Officer for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of directors, the Chief Executive Officer’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the correspondence or e-mail is addressed.

Audit Committee

The Board has established an audit committee The Audit Committee is comprised of Jennifer Dorris, Jay Taylor and John Affleck-Graves, with Mrs. Dorris serving as its Chairperson and “Financial Expert,” as defined in item 407(d)(5) of regulation S-K. The members of the Audit Committee are independent as defined by the NYSE AMEX Equities Rules.

During 2009, the Audit Committee met in-person three times. In addition to these meetings, the Audit Committee conducted five conference calls in conjunction with the Company’s earnings releases and the review of its financial statements by the independent auditors. All members of the Audit Committee attended 75% or more of the meetings. The Audit Committee convenes when deemed appropriate or necessary by its members.

The Company’s Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company’s website www.express-1.com under the heading “Investor Relations”.

The primary functions of the Audit Committee are set forth in its charter and include: (i) selecting the independent registered certified public accounting firm; (ii) reviewing the results and scope of the audit and other services provided by the Company’s independent auditors, and (iii) reviewing and evaluating the Company’s internal control functions, in support of the integrity of the Company’s financial statements.

As an advisory function the Audit Committee participates in financings, budget reviews prior to presentation to the Board of Directors and financial performance reviews.

The Audit Committee reports as follows:

(i) The Audit Committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2009 with the Company’s management;

(ii) The Audit Committee discussed with Pender Newkirk the Company’s independent public accountant for the year ending December 31, 2009, the matters required in Statement of Accounting Standards 61;

(iii) The Audit Committee received the written disclosures and the letter from Pender Newkirk required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed Pender Newkirk’s independence with representatives of Pender Newkirk; and

(iv) Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

By:	Jennifer H. Dorris, Chairperson
Jay N. Taylor
John F. Affleck-Graves

Direct Stockholder Communication with the Audit Committee

Anonymous and direct communication with the Chairperson of the Audit Committee is available on the Company’s website, www.express-1.com, under the caption, “Corporate Compliance.”

Nominating Committee

In 2005, the Board established a nominating committee, which is currently comprised of only one Board Member, Pete Whitehead, who serves as the Chairperson. As deemed necessary by the Board of Directors, other Board members assist Mr. Whitehead on Nominating Committee matters. Mr. Whitehead qualifies as independent as defined by NYSE AMEX Equities Rules. During 2009, the Nominating Committee met three times, in conjunction with regularly scheduled Board meetings. Mr. Whitehead and other participating board members attended at least 75% of the Nominating Committee meetings during 2009. The Nominating Committee convenes when deemed appropriate or necessary by its chairperson and the board of directors. The Company has adopted a written Charter of the

Nominating Committee, which is available on the Company’s website at www.Express-1.com under the caption “Investor Relations.”

The Nominating Committee performs the following functions:

(i) Recommends individuals qualified to serve as directors of the Company to the Board of Directors for the approval by a majority of the independent directors;

(ii) Recommends to the Board of Directors, directors to serve on committees of the Board of Directors;

(iii) Advises the Board of Directors with respect to matters relating to the composition, procedures and committees of the Board of Directors;

(iv) Develops and recommends to the Board of Directors a set of corporate governance principles applicable to the Company and oversees corporate governance matters generally; and

(v) Oversees the evaluation of individual directors and the Board of Directors as a whole.

All director candidates recommended by the Nominating Committee meet the Board of Directors’ criteria for selecting directors. These criteria include the possession of such knowledge, experience, skills, expertise and diversity so as to enhance the Board of Directors’ ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board of Directors to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or NYSE AMEX Equities listing requirements. In addition, the Nominating Committee examines, among other things, a candidate’s ability to make independent analytical inquiries, understanding of our business environment, potential conflicts of interest, independence from management and the Company, integrity and willingness to devote adequate time and effort to responsibilities associated with serving on the Board of Directors.

The Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons meeting the criteria described above who have had a change in circumstances that might make them available to serve on the Board of Directors — for example, retirement as a senior executive of a public company. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates. The Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairperson or a member of the Board appointed to serve on the Nominating Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating Committee requests information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board of Directors may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Compensation Committee

The purpose of the Compensation Committee is to review, analyze, and recommend all aspects of executive and director compensation. As more fully outlined in the Compensation Committee’s charter, which is available on the Company’s website at www.express-1.com under the caption “Investor Relations,” the primary functions of the Compensation Committee include:

(i) Reviews and approves corporate goals and objectives relating to the compensation of the Chief Executive Officer, evaluating the Chief Executive Officer’s performance in light of those objectives, and recommending to the Board the Chief Executive Officer’s compensation based upon this evaluation;

(ii) Reviews and makes recommendations to the Board regarding the compensation of our other executive officers and directors; and

(iii) Reviews and recommends to the Board of Directors all forms of incentive compensation, including stock options and other stock-based awards to our executive officers.

As of December 31, 2009, the Compensation Committee was comprised of Calvin (Pete) R. Whitehead and James J. Martell, with Mr. Whitehead serving as Chairperson. The Compensation Committee met three times in 2009. At those meetings, the Compensation Committee approved the compensation of our directors who are not 10% shareholders and officers of the Company. See the Executive Named Officer Compensation Summary Table and Compensation of Directors Summary Table for details.

Acquisition Committee

The Acquisition Committee is composed of Michael R. Welch, Daniel Para, and Jay N. Taylor. The Committee met in-person three times in 2009, and various times as necessary via the telephone. The Committee recommended to the Board of Directors the acquisitions of First Class Expediting Services, Inc. and LRG International, Inc. At the present time, the Committee is in process of developing a formal charter, which when adopted, will be available on the Company’s website www.express-1.com under the caption “Corporate Governance.”

Related Party Transactions

In April 2009, the Company contracted the services of Daniel Para to serve as the Director of Business Development. In this capacity, Mr. Para oversees all Company activity related to merger and acquisition activity. His remuneration for these services was $10,000 per month in 2009. In 2010 his remuneration is currently $7,500 per month.

In January 2008, in conjunction with the Company’s purchase of substantially all the assets of Concert Group Logistics, LLC (“Concert Transaction”), Daniel Para, was appointed to the Board of Directors of the Company. Prior to the completion of the Concert Transaction, Mr. Para served as the Chief Executive Officer of Concert Group Logistics, LLC, and was its largest shareholder. The Company purchased substantially all the assets of Concert Group Logistics, LLC for $9.0 million in cash, 4,800,000 shares of the Company’s common stock and the assumption of certain liabilities. The transaction contained performance targets, whereby the sellers of Concert Group Logistics, LLC could earn up to $2,000,000 of additional consideration, based upon cumulative performance results in 2008 and 2009 within the Company’s new subsidiary, Concert Group Logistics, Inc. In the first quarter of 2009, the Company settled all earnout claims between itself and the former owners of Concert Group Logistics for the amount of $1.1 million. Mr. Para was excused from the Board of Directors during all discussions regarding this settlement and from all votes on the settlement amount, terms and conditions. As the largest shareholder of Concert Group Logistics, LLC, Mr. Para was entitled to receive, either directly or through his family trusts and partnerships, approximately 85% of the proceeds transferred in the initial purchase transaction and the subsequent settlement transaction. Mr. Para is the largest shareholder of the Company, through holdings attributable to himself and Daniel Para Investments.

In January 2008, in conjunction with the Concert Group Logistics acquisition, the Company entered into a lease on approximately 6,000 square feet of office space located within an office complex at 1430 Branding Avenue, Downers Grove, Illinois 60515. The lease calls for rent payments in the amount of $101,000, $104,000 and $107,000 to be paid for 2010 and the two subsequent years thereafter. The building is owned by an Illinois Limited Liability Company, which has within its ownership group, Daniel Para, the former CEO of Concert Group Logistics, Inc.

Review, Approval, or Ratification of Transactions with Related Parties

The Company has adopted a policy restricting significant transactions between itself and related parties and has informally outlined an approval and review process to take place in the event related party transactions are later deemed in the interest of the Company. The Board of Directors acts on these matters and potential related parties abstain from this discussion and any votes on the issue.

During the first quarter of 2009, the Board evaluated i) the financial position of its Concert Group Logistics business unit, ii) the performance of Concert Group Logistics within the Company’s portfolio during the full year of 2008, iii) the potential disruption to the productivity Concert Group Logistics’ business operations during 2009, and iv) complications within certain business integration processes due to the existence of a performance based earnout. Based upon this evaluation, the Board concluded that it was in the best interest of the Company to settle all current and future earnout claims with the sellers of Concert Group Logistics, LLC. The Board reached this conclusion, after considering the Company’s ability to generate cash from operations; the then current Company cash position; the availability of funds and borrowing rate upon the Company’s line of credit and, the opinions of the Company’s executive management team. The Company paid the settlement during the first quarter of 2009.

Compensation of Directors

The following table sets forth information concerning the compensation of our non-employee directors for fiscal 2009.

	Fees Earned
	or Paid	Options
Name	in Cash	Awards*	Total

James J. Martell	$24,829	$9,100	$33,929
Jay N. Taylor	9,440	6,450	15,890
Calvin (Pete) R. Whitehead	20,925	9,775	30,700
Jennifer H. Dorris	23,275	7,500	30,775
John F. Affleck-Graves	$8,950	$—	$8,950

*	Amounts shown are the aggregate grant date fair value of option awards computed in accordance with ASC Topic 718.

Narrative to Director Compensation

The Company’s Board appoints the executive officers to serve at the discretion of the Board. For individual directors who are employees or those not classified as independent, no additional cash compensation is provided for service on the Board. In the first quarter of each year, the Board reviews the Company’s results and market comparisons for board compensation. Based upon this review a determination is made as to whether modifications to the existing board compensation plan should be made. Under the current plan, new independent board members are awarded a one-time grant of up to 100,000 options at the then current market price at the time they join. At the end of the month in which each independent board member was appointed to the board, the board member receives 25,000 options to purchase the Company’s common stock at a strike price equivalent to the price of the Company’s common stock at the time of grant. All grants of options to board members vest over a three-year term and have a maturity date determined at the time of grant, but not to exceed ten years. In addition to stock option awards, each independent director also receives:

(i) $2,000 per day for each board meeting attended in person;

(ii) $500 for participation in a board or audit committee conference call; and

(iii) Reasonable reimbursement of expenses associated with attendance and participation at board meetings.

The Chairperson of the Board of Directors receives an annual fee of $25,000. The Chairperson of the Compensation Committee receives an annual fee of $10,000. The Chairperson of the Audit Committee receives an annual fee of $15,000. The Chairperson of the Nominating Committee receives an annual fee of $5,000. Each of the chairperson fees is remitted in four equal installments, throughout the year. In March 2009, in response to the weakness within the Company’s business, the Board members voluntarily and temporarily reduced their compensation, amounts ranging from 10% to 40%. The voluntary reductions are no longer in effect for 2010.

(PROPOSAL 2)

RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Pender Newkirk and Company LLP (Pender Newkirk) to serve as the Company’s independent registered certified public accounting firm for the year ending December 31, 2010. Representatives of Pender Newkirk are expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions. Pender Newkirk served as the Company’s independent accountants for the year ended December 31, 2009.

Principal Accountant Fees and Services

Fees billed for services by Pender Newkirk for the 2009 and 2008 fiscal years were as follows:

	2009	2008

Audit Fees	$124,000	$110,000
Audit-Related Fees	75,000	67,000
Tax Fees	61,000	50,000
All Other Fees	6,000	14,000

Total Fees	$266,000	$241,000

Audit Fees

The Company incurred the forgoing fees for professional services in connection with the audit of the Company’s consolidated financial statements for the year ended December 31, 2009 and 2008.

Audit-Related Fees

The Company incurred the forgoing fees for professional services related to the quarterly reviews of the Company’s consolidated financial statements conducted in 2009 and 2008.

Tax Fees

The Company incurred the forgoing fees for professional services in connection with tax compliance, advice and tax planning. These services also included assistance with tax reporting requirements and mergers and acquisitions tax compliance.

All Other Fees

The Company incurred the foregoing fees for professional services rendered by Pender Newkirk not directly related to Audit and Audit -Related or Tax Fees.

Miscellaneous

The Audit Committee reviews, and in its sole discretion pre-approves, our independent auditors’ annual engagement letter including proposed fees and all audit and non-audit services provided by the independent auditors. Accordingly, all services described under “Audit”, “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were pre-approved by our Audit Committee. The Audit Committee may not engage the independent auditors to perform the non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, and authority delegated in such manner must be reported at the next scheduled meeting of the Audit Committee.

Board Recommendation

The Board recommends that the Stockholders vote FOR the ratification of the appointment of Pender Newkirk as our independent registered certified public accounting firm for the year ending December 31, 2010.

Executive Compensation

The following table sets forth information concerning the total compensation for fiscal year 2009 awarded to, earned by, or paid to the company’s Named Executive Officer for the year ended December 31, 2009.

			Cash		Non- Equity
			Incentive	Option	Deferred	All Other	Total
		Salary(1)	Bonus(2)	Award(3)	Compensation(4)	Compensation(5)	Comensation
Name and Position	Year	$	$	$	$	$	$

Michael R. Welch	2009	200,000	—	—	—	5,800	205,800
Chief Executive Officer	2008	192,500	35,000	73,300	15,000	13,300	329,100

(1)	Included in this column is the base salary paid to the Named Executive Officer during each year.

(2)	Included in this column is the performance based annual cash bonus awards earned in 2008 and paid in 2009.

(3)	Included in this column are the awards of stock options based upon the Company’s performance. In 2009, the Named Executive Officer did not receive any option awards. The option awards in 2008 represent the grant date fair value of 210,000 options granted.

(4)	Included within this column is the contribution to the Company’s non-qualified deferred compensation plan for the Named Executive Officer. Mr. Welch voluntarily waived $15,000 of his 2008 deferred compensation award and $30,000 of his 2009 deferred compensation award.

(5)	Included in this column is other compensation items paid to the Named Executive Officer. These are further detailed in the subsequent table titled “All Other Compensation.”

All Other Compensation Table

The following table describes each component of the “All Other Compensation” column in the Summary Compensation Table.

			Matching
			Contributions
		Perquisites and	to Retirement
		Other Personal	and 401(k)
		Benefits(1)	Plans(2)	Total
Name	Year	$	$	$

Michael R. Welch	2009	4,000	1,800	5,800
	2008	7,300	6,000	13,300

(1)	Included within this column are primarily amounts for cell phone reimbursements and automobile allowances.

(2)	Included in this column are matching contributions to the Company’s 401-K plan and non-qualified deferred compensation plan. Only amounts contributed directly by the employee are eligible for matching contributions and these matches are identical to those available to other employees.

Grants of Plan-Based Awards

The Named Executive Officer did not receive any stock option grant awards in 2009.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning all stock option grants held by our Named Executive Officer as of December 31, 2009. All outstanding equity awards are options to purchase shares of our Common Stock.

						Grant Date Fair
					Exercise or	Value of Stock
					Base Price of	and Option	Option
	Option Grant	Number	Number	Number	Option Awards	Awards	Expiration
Name and Position	Date	Granted	Vested	Unvested	($/share)	$	Date

Michael R. Welch	8/9/2004	500,000	500,000	—	1.45	162,000	8/9/2014
Chief Executive	7/1/2005	100,000	100,000	—	0.57	20,000	7/1/2015
Officer	2/28/2006	50,000	50,000	—	0.79	11,400	2/28/2016
	2/7/2007	60,000	56,667	3,333	1.48	37,800	2/7/2017
	1/16/2008	60,000	38,333	21,667	0.98	21,500	1/16/2018
	12/12/2008	150,000	50,000	100,000	0.92	51,800	12/13/2018

Vesting Schedule

All stock option grant awards vest monthly over the subsequent three years following the date of the grant.

Option Exercises and Stock Vested

During 2009, the Named Executive Officer did not exercise any options.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us, as of March 31, 2009, relating to the beneficial ownership of shares of common stock by:

(i) Each person who is known by us to be the beneficial owner of more than 5% of the Company’s outstanding common stock;

(ii) Each director;

(iii) Each executive officer; and

(iv) All executive officers and directors as a group.

Under securities laws, a person is considered to be the beneficial owner of securities owned by him (or certain persons whose ownership is attributed to him) or securities that can be acquired by him within 60 days, including upon the exercise of options, warrants or convertible securities. The Company determines a beneficial owner’s percentage ownership by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable within 60 days, have been exercised or converted.

The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of Express-1 Expedited Solutions, Inc., 3399 South Lakeshore Drive, Suite 225, Saint Joseph, Michigan 49085.

Included within the table are all beneficial owners of more than 5% of the outstanding common stock of the Company as of March 31, 2010, based upon the public filings available to the Company. The Company has no additional knowledge of any beneficial owner of more than 5% of the Company’s common stock, outside of the records available through the SEC’s website.

Security Ownership of Certain Beneficial Owners and Management

	Amount and
	Nature of
	Beneficial	Percentage
Name/Address of Benefical Owner	Ownership	of Class

5% Stockholders:
Archon Capital Management, LLC(1)	4,566,762	14%
Cross River Capital Management, LLC(2)	2,594,650	8%
Federated Investors, Inc.(3)	2,039,615	6%
First Washington Corporation(4)	1,977,450	6%
Named Executive Officer:
Michael R. Welch(5)	1,173,033	4%
Non-Independent Director:
Daniel Para(6)	3,861,120	12%
Independent Directors:
James J. Martell(7)	441,632	1%
Jay N. Taylor(8)	324,306	1%
Calvin R. (Pete) Whitehead(9)	305,972	1%
Jennifer H. Dorris(10)	302,917	1%
John F. Affleck-Graves(11)	141,250	*
Executive Officer and Directors as a Group (7 People)	6,550,230	20%

*	Less than 1%

(1)	Archon Capital Management LLC is located at 1301 Fifth Avenue, Suite 3008, Seattle WA 98101.

(2)	Cross River Capital Management LLC is located at 90 Grove Street, Suite 201, Ridgefield, CT 06877.

(3)	Federated Investors, Inc. is located at Federated Investors Tower, Pittsburgh, PA 15222.

(4)	First Washington Corporation is located at 601 Union Street, Suite 3701, Seattle WA 98101.

(5)	Includes 815,833 shares underlying options to purchase common stock from $0.57 to $1.48 per share and expiring at dates between August 9, 2014 and December 12, 2018.

(6)	Includes 9,722 shares underlying common stock purchase warrants exercisable at $0.97 per share expiring on January 29, 2019.

(7)	Includes 403,472 shares underlying common stock purchase warrants exercisable from $0.74 to $1.35 per share and expiring at dates between July 15, 2015 and January 29, 2020.

(8)	Includes 299,306 shares underlying common stock purchase warrants exercisable from $0.67 to $1.65 per share and expiring at dates between July 15, 2010 and March 26, 2020.

(9)	Includes 303,472 shares underlying common stock purchase warrants exercisable from $0.74 to $1.35 per share and expiring at dates between July 15, 2010 and January 29, 2020.

(10)	Includes 297,917 shares underlying common stock purchase warrants exercisable from $0.74 to $1.42 per share and expiring at dates between July 15, 2010 and April 27, 2019.

(11)	Includes 131,250 shares underlying common stock purchase warrants exercisable from $1.00 to $1.34 per share and expiring at dates between October 25, 2016 and January 29, 2020.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (“SEC”) and any securities exchanges on which the equities of the Company trade, initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of forms filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and written representations from certain reporting persons, the Company believes that during 2009 all reporting persons timely complied with all filing requirements applicable to them.

Express-1 Expedited Solutions, Inc.

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Daylight Time, on June 9, 2010.

Vote by Internet · Log on to the Internet and go to www.investorvote.com/XPO · Follow the steps outlined on the secured website.

Vote by telephone · Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	· Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

If you have not voted via the internet OR telephone, fold along the perforation, detach and return the bottom portion in the enclosed envelope.

A Proposals — The Board of Directors recommends a vote FOR each Proposal.

1.	To elect the two nominees listed below to the Board of Directors of the Company.
		For	Withhold		For	Withhold

	01 - Jennifer H. Dorris	☐	☐	02 - John F. Affleck-Graves	☐	☐

		For	Against	Abstain

2.	To ratify the Company’s selection of Pender Newkirk & Company LLP as the independent registered certified public accounting firm for the year ending December 31, 2010.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please date and sign as name appears hereon. When signing as Executor, Administrator, Trustee, Guardian or Attorney, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized corporate officer. If a partnership, please sign in partnership name by authorized person. Joint owners should each sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

016OJB

YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of
Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.
       If you have not voted via the internet OR telephone, fold along the perforation, detach and return the bottom portion in the enclosed envelope.

PROXY — Express-1 Expedited Solutions, Inc.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
EXPRESS-1 EXPEDITED SOLUTIONS, INC.
The undersigned holder of shares of Common Stock of EXPRESS-1 EXPEDITED SOLUTIONS, INC., a Delaware corporation, hereby appoints Michael R. Welch with full power of substitution, the proxy and attorney of the undersigned, to vote as specified hereon at the Annual Meeting of Stockholders of the Company to be held at the Express-1 Training Center located at 441 Post Road, Buchanan, Michigan 49107, on June 9, 2010 at 4:00 p.m., Eastern Daylight Time, and at any adjournments or postponements thereof, with all powers (other than the power to revoke the proxy or vote the proxy in a manner not authorized by the executed form of proxy on the reverse side hereof) that the undersigned would have if personally present at the Meeting, to act in the undersigned’s discretion upon any other matter or matters that may properly be brought before the Meeting and to appear and vote all the shares of Common Stock of the Company that the undersigned may be entitled to vote. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2009, and hereby revokes any proxy or proxies heretofore given by the undersigned relating to the Meeting.
     This proxy may be revoked at any time prior to the voting thereof.
UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.
PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
(TO BE SIGNED ON THE REVERSE SIDE)